UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:   May 12, 2003

CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2003-1

Issuer

CAPITAL ONE AUTO RECEIVABLES, LLC

Registrant and Seller

(Exact name of Registrant as specified in its charter)

Delaware	333-89452-03	31-1750007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean,VA		22102
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code):

(703) 720-1000

(Former name or former address, if changed since last report):

Not Applicable

Item 5.                                                                       Other Events

                                                                                                            The April 2003 Monthly Servicer Report was distributed

May 12, 2003.

Item 7.                                                                       Exhibits

                                                                                                            The following are filed as exhibits to this Report:

Exhibit 20.  April 2003 Monthly Servicer Report

Signature

                                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

	By:	Capital One Auto Receivables, LLC

	By:	/s/ Jeffery Elswick
Jeffery Elswick
President, Secretary and Treasurer

Date: May 12, 2003

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBITS

TO

FORM 8-K

CAPITAL ONE AUTO RECEIVABLES, LLC

(Registrant and Seller)

CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2003-1

(Issuer)

(Exact name of  Registrant as specified in its charter)

INDEX TO EXHIBITS

Exhibit Number		Page

20.	April 2003 Monthly Servicer Report	5